                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Bell & Howell Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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Notes:

                           [Bell & Howell Letterhead]

--------------------------------------------------------------------------------


                                   Notice of

                                   Year 2001

                                 Annual Meeting

                                      and

                                Proxy Statement

[BELL & HOWELL LETTERHEAD]

--------------------------------------------------------------------------------

                                                           Bell & Howell Company
                                                                300 N. Zeeb Road
                                                              Ann Arbor MI 48103

                                 April 19, 2001

Dear Shareholder,

   You are invited to attend the Year 2001 Annual Meeting of Shareholders to be held at 8:00 a.m. on Wednesday, May 16, 2001, in Ann Arbor, Michigan.

   As in previous years, if you cannot attend the meeting in person you will be able to listen to the meeting live over the Internet. Please see the instructions for connecting to the Bell & Howell website enclosed separately with this Proxy Statement.

   The Annual Meeting will begin with voting for directors and continue with other business matters properly brought before the meeting, and will be followed by my summary of the Company's 2000 performance and a question and answer period.

   Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, and dating the enclosed proxy form, and returning it to us in the enclosed envelope. Or, as an alternative method, you may cast your vote via the Internet or by telephone.

                                          Cordially,

                                          [Signature of James P. Roemer]

                                          James P. Roemer,
                                          Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time.....................    8:00 a.m. EST on Wednesday, May 16, 2001

Place....................    Bell & Howell Company
                             300 N. Zeeb Road
                             Ann Arbor, MI 48103

Items of Business........    (1)  To elect eight members of the Board for the
                                  ensuing year; and

                             (2)  To transact such other business as may
                                  properly come before the meeting.

Record Date..............    You can vote if you are a shareholder of record
                             on March 16, 2001.

Financial Information....    Our Form 10-K for the 2000 fiscal year and other
                             financial information are being mailed to you along with this Proxy Statement.

Proxy Voting.............    It is important that your shares be represented
                             and voted at the meeting. Please vote your shares in one of these ways:

                             (1) Mark, sign, date and promptly return the enclosed proxy card in the envelope provided;

                             (2) Vote via the Internet at the website noted on your proxy card; or

                             (3) Use the toll-free telephone number shown on the proxy card.

   You may revoke your proxy at any time before it is exercised by voting in person at the Annual Meeting, by submitting another proxy bearing a later date, or by notifying the Inspector of Election in writing of your election to revoke it.

   If you plan to attend the meeting, please complete and return the advance registration form on the back page of this Proxy Statement. An admission card will be waiting for you at the meeting.
                                          [Signature of Todd W. Buchardt]
                                          Todd W. Buchardt,
                                          Secretary

April 19, 2001

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT VOTING.................................          4
ELECTION OF DIRECTORS..............................................          6
A.Information About the Board, Committees, and Compensation
B.Information About the Nominees for Director
EXECUTIVE COMPENSATION.............................................          8
A.Compensation Committee Report on Executive Compensation
B.Bases for Chief Executive Officer Compensation
COMPENSATION AND STOCK OWNERSHIP INFORMATION.......................          9
A.Summary Compensation Table
B.Security Ownership of Certain Beneficial Owners
C.Ownership Information of Directors and Executive Officers
D.Section 16(a) Beneficial Ownership Reporting Compliance
E.Stock Options Granted in 2000
F.Aggregated Stock Option Exercises in 2000 and Year End Stock
 Option Values
SUPPLEMENTAL RETIREMENT PLAN.......................................         13
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION........         14
RELATED PARTY TRANSACTIONS.........................................         14
PERFORMANCE GRAPH FOR FISCAL YEAR 2000.............................         15
AUDIT COMMITTEE REPORT.............................................         16
SHAREHOLDER PROPOSALS FOR 2002.....................................         17
VOTING.............................................................         18
A.Voting Securities
B.Vote Required for Approval
C.Manner for Voting Proxies
D.Voting on the Internet
SOLICITATION OF PROXIES............................................         18
ACCOUNTING INFORMATION.............................................         18
APPENDIX A.........................................................         19
ADVANCE REGISTRATION FORM.......................................... back cover

                             QUESTIONS AND ANSWERS

Q:  Who can vote?

A: You can vote, if you were a shareholder at the close of business on the record date of March 16, 2001.

Q:  What am I voting on?

A:  You are voting on:

  . The election of eight nominees as directors for terms that expire in 2002. The Board of Directors' nominees are: Alan Aldworth, David Bonderman, David Brown, William E. Oberndorf, James P. Roemer, Gary L. Roubos, John H. Scully, and William J. White; and

  .  Other business as may properly come before the meeting.

Q:  How will the proxies vote on any other business brought up at the meeting?

A: By submitting your proxy card, you authorize the proxies to use their judgement to determine how to vote on any other matter brought before the annual meeting. The Company does not know of any other business to be considered at the annual meeting. The proxies' authority to vote according to their judgment applies only to shares you own as the shareholder of record.

Q:  How do I cast my vote?

A:  You may vote your shares in one of these ways:

  . Mark, sign, date, and promptly return the proxy card in the envelope provided;

  .  Vote via the Internet at the website noted on your proxy card; or

  .  Use the toll-free telephone number shown on the proxy card.

Q:  How does the Board recommend I vote on the proposals?

A:  The Board recommends you vote "for" the election of each nominee.

Q:  Can I revoke my proxy card?

A:  You can revoke your proxy card by:

  .  Submitting a new proxy card;

  . Giving written notice before the meeting to the Secretary of the Company, stating that you are revoking your proxy card; or

  .  Attending the meeting and voting your shares in person.

  Unless you decide to vote your shares in person, you should revoke your prior proxy card in the same way you initially submitted it-that is, by Internet, telephone, or mail.

Q:  Who will count the votes?

A: Boston Equiserve.

Q:  What shares are included on my proxy card?

A: Your proxy card represents all shares registered to your account with the same social security number and address.

Q:  How many votes can I cast?

A:  On all matters you are entitled to one vote per share.

Q:  What is a "quorum?"

A: A quorum is the number of shares that must be present to have the annual meeting. The quorum requirement for the annual meeting is one-third of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid proxy card or attend the annual meeting, your shares will be counted to determine whether there is a quorum.

Q: How many votes will it take to elect the director nominees?

A: The Directors are elected by a plurality of the votes cast by the shares present in person or by proxy at the Annual Meeting and entitled to vote.

           INFORMATION ABOUT THE BOARD, COMMITTEES, AND COMPENSATION

   The authorized Board of Directors presently consists of ten members; however, Daniel L. Doctoroff and Nils A. Johansson have decided not to stand for re-election to the Board. We express sincere appreciation for their efforts and contributions during their many years as directors.

   The Board held five meetings during 2000. The average attendance by Directors at these meetings was greater than 80%, and all nominees attended at least 90% of the Committee meetings they were scheduled to attend. The Board has both an Audit Committee and Compensation Committee.

   Audit Committee. The Audit Committee's primary responsibilities are to approve the selection of independent auditors; to review the scope and results of the independent audit; to review the evaluation of the Company's systems of internal accounting controls; to appraise the Company's financial reporting (including its Proxy Statement and 10-K) and the accounting standards and principles followed; and, to discuss fees paid to the Company's independent accountants. The Audit Committee met 4 times during 2000. Messrs. Roubos (Chairman), Oberndorf, and Scully are members of the Audit Committee. All of the members of the Audit Committee are independent under New York Stock Exchange listing standards.

   Compensation Committee. The Compensation Committee's responsibilities are to monitor the Company's management resources, structure, succession planning, development and selection process and the performance of key executives; and to review and approve executive compensation. This Committee also administers the Bell & Howell 1995 Stock Option Plan and the Management Incentive Bonus Plan. This Committee met 3 times during 2000. Messrs. Oberndorf (Chairman), Bonderman, and Roubos are members of the Compensation Committee

   Compensation of Directors. All of the Directors, except for Management Directors (who receive no additional compensation as Directors), receive their compensation through both cash payments for individual meeting attendance throughout the year and participation in the 1995 Non-Employee Directors' Stock Option Compensation Plan.

   Compensation currently consists of an annual retainer fee of $25,000 in stock options and a fee of $2,000 in cash for each Board meeting attended. A fee of $1,000 in cash is also paid to each Director for their attendance at a Committee meeting. A fee of $2,500 in cash is paid to those Directors who serve as a Chairman of a Committee meeting. The Board is also reimbursed travel expenses for their attendance at these meetings.

   Under the 1995 Non-Employee Directors' Stock Option Compensation Plan, the Board receives an annual stock option grant made as of the last day of trading of the Company's Common Stock in the second fiscal quarter (June 30, 2000). The stock options grant permits a non-employee Director to purchase shares of the Company's Common Stock at an exercise price not less than the market value of the Common Stock on the date the option is granted. The number of shares that may be purchased is equal to the total annual compensation otherwise payable to a Director divided by the fair market value of an option on one share of Common Stock. For these purposes, the value of an option is determined by using the Black-Scholes option-pricing model. Based on that amount, in 2000 each non-employee Director received an option grant of 2,060 shares of the Company's Common Stock at an exercise price of $24.25 per share.

                  INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

   The names of the persons who have been nominated by the Board for election as Directors at the Annual Meeting are set forth below. There are no other nominees. All nominees have consented to serve as Directors if elected.

   If any nominee becomes unable to serve as a Director, the proxies will be voted by the proxy holders for a substitute person nominated by the Board, and authority to do so is included in the proxy. The term of office of each nominee who is elected extends until the annual shareholders' meeting in 2002 and until his successor is elected and qualified.

   James P. Roemer, 53, has been Chairman of the Board since January 1998 and has been a Director of the Company since February 1995. In February 1997 he was elected President and Chief Executive Officer of the Company. From February 1995 to February 1997 he served as President and Chief Operating Officer of the Company. Prior to that, he served as President and Chief Executive Officer of Bell & Howell Information and Learning Company from January 1994 to June 1995. Mr. Roemer joined Bell & Howell as Vice President and Bell & Howell Publishing Services Company as President and Chief Operating Officer in October 1991 and was promoted to President and Chief Executive Officer of Bell & Howell Publishing Services Company in September 1993. Prior to joining Bell & Howell, Mr. Roemer was President of the Michie Group, Mead Data Central from December 1989 to October 1991. From January 1982 to December 1989 he was Vice President and General Manager of Lexis, an on-line information service. From April 1981 to December 1982 he served as acting President of Mead Data Central. Mr. Roemer presently serves as a member of the Board of Directors of bigchalk.com, inc. and MotorcycleWorld.com.

   Alan Aldworth, 46, has been Chief Financial Officer of the Company since October 2000. Prior to joining Bell & Howell, he spent 19 years at Tribune Company where he held a variety of senior financial management and general management positions, the most recent of which was as the General Manager of Tribune Education Company.

   David Bonderman, 58, has been a Director of the Company since December 1987. He has been the Managing General Partner of Texas Pacific Group (a private investment company) since December 1992. He is also a Director of Beringer Wine Estates, Inc., Continental Airlines, Inc., Denbury Resources, Inc., Oxford Health Plans, Inc., Ryanair Ltd., Co-Star Realty Information Group, Inc. and Washington Mutual Inc.

   David G. Brown, 44, has been a Director of the Company since January 1994. He has been the Managing Partner of Oak Hill Venture Partners since August 1999 and a Principal in Arbor Investors LLC since August 1995, Chief Financial Officer of Keystone, Inc. from September 1998 to February 2000, and a Vice President of Keystone, Inc. since August 1993. Prior to joining Keystone, Mr. Brown was a Vice President in the Corporate Finance Department of Salomon Brothers Inc. from August 1985 to July 1993. He is a Director of 2Bridge, AER Energy Resources, FEP Holdings, Lattice Communications, Lightning Finance, MarketTools, MobileForce Technologies, Owners.com, Sitara Networks, and WOW Networks.

   William E. Oberndorf, 47, has been a Director of the Company since July 1988. He has served as Managing Director of SPO Partners & Co. since March 1991. He is also a Director of Plum Creek Timber Company, Inc. and bigchalk.com, inc.

   Gary L. Roubos, 64, has been a Director of the Company since February 1994. He was Chairman of the Board of Dover Corporation from August 1989 to May 1998 and was President from May 1977 to May 1993. He is also a Director of Dover Corporation and Omnicom Group, Inc.

   John H. Scully, 56, has been a Director of the Company since July 1988. He has served as Managing Director of SPO Partners & Co. since March 1991. He is also a Director of Plum Creek Timber Company, Inc.

   William J. White, 62, has been a Director of the Company since February 1990 and was Chairman of the Board from February 1990 to January 1998. He served as Chief Executive Officer of the Company from February 1990 to February 1997 and was President of the Company from February 1990 to February 1995. Since January 1998 he has been a Professor of Industrial Engineering and Management Science at Northwestern University. He is also a Director of Ivex Packaging Corporation and Readers Digest Association, Inc.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The philosophy of the Compensation Committee is to align executive compensation with shareholder interests; ensure that compensation is at a level that enables the Company to attract and retain high quality talent; and to provide significant rewards for achievement of business objectives and growth in shareholder value. The members of the Compensation Committee are independent , non-employee directors.

   The Company's compensation program for executive officers currently consists of the following key elements: base salary, annual bonuses, and stock option grants. Each element of the program has a somewhat different purpose. Salary and annual bonuses are made to compensate ongoing performance and achievement of business objectives through the year based upon established targets and goals, while stock option grants are designed to provide strong incentives for creation of long term shareholder value and continued retention of executive officers and other key employees by the Company.

   In determining the overall level and form of executive compensation to be paid or awarded in 2000 the Company considered, among other things, continued increases in the Company's sales and productivity in a period of rapid change and intensified competition; and the compensation practices and performances of other major corporations which are most likely to compete with the Company for the services of its executive officers. Federal tax law establishes certain requirements in order for compensation exceeding $1,000,000 earned by certain executives to be deductible. The Compensation Committee believes that the Management Incentive Bonus constitutes qualified performance-based compensation and, therefore, will be exempt from the $1,000,000 limitation on deductible compensation.

                 BASES FOR CHIEF EXECUTIVE OFFICER COMPENSATION

   For 2000, Mr. Roemer received total cash payments of $1,126,136 in salary and bonuses, as shown in the Summary Compensation Table on page 9.

   Of the options to purchase 385,000 shares of Bell & Howell common stock granted to Mr. Roemer in May 1995, 231,000 shares are currently exercisable. As shown in the Summary Compensation Table, Mr. Roemer was also granted stock options in February 1998 for 250,000 shares (which vested in February 2001) and 100,000 shares in February 1999 (which vest in February 2002). With respect to all option grants to Mr. Roemer, if he were to leave the Company for reasons other than disability or death before any of the respective vesting dates, he would forfeit his right to all unvested shares. As a director of bigchalk.com, inc., Mr. Roemer was granted an option to purchase shares of bigchalk.com, inc. Mr. Roemer exercised this option and purchased 20,833 shares of bigchalk.com, inc. As a Director of MotorcycleWorld.com (MCW), Mr. Roemer was granted an option to purchase 75,000 shares of MCW, all of which are currently exercisable.

   In determining Mr. Roemer's 2001 compensation, the Compensation Committee has focused on his ability to enhance the long-term value of the Company. During his tenure with Bell & Howell, Mr. Roemer has been a leader in the revitalization of the Company and its transformation into a provider of technological solutions within a number of market segments. Mr. Roemer's total compensation is based on both Bell & Howell's recent performance and his contributions to the overall long-term strategy and financial strength of the Company.

                                     *****

   The foregoing report on executive compensation is provided by the following members of the Compensation Committee during 2000:

      William E. Oberndorf (Chairman), David Bonderman and Gary L. Roubos

                           SUMMARY COMPENSATION TABLE

   The following table sets forth the compensation paid by the Company or a subsidiary of the Company to each of its five most highly compensated executive officers for fiscal 2000, 1999 and 1998:

                                                      Securities
Name and Principal        Fiscal                      Underlying   Restricted    LTIP     All Other
Positions                  Year      Salary  Bonus(1) Options(2)     Stock    Payouts(5) Compensation
-------------------------------------------------------------------------------------------------------
James P. Roemer.........   2000     $630,006 $496,130      --            --         --     $218,062(6)
Chairman of the Board                                   75,000(3)
President and              1999     $629,430 $465,463  100,000           --    $133,200    $356,561(6)
Chief Executive Officer                                 20,833(4)
                           1998     $599,518 $472,121  250,000           --         --     $ 66,523(6)
-------------------------------------------------------------------------------------------------------
Alan Aldworth...........   2000(11) $ 56,536 $ 33,922   50,000           --         --     $ 12,583(7)
Senior Vice President &
Chief Financial Officer
-------------------------------------------------------------------------------------------------------
Nils A. Johansson.......   2000     $450,008 $234,000      --            --         --     $ 75,780(8)
Executive Vice President                                75,000(3)
                           1999     $448,276 $234,000   20,000           --    $139,860    $ 47,168(8)
                                                        18,333(4)
                           1998     $433,275 $272,964      --            --         --     $ 33,941(8)
-------------------------------------------------------------------------------------------------------
Joseph P. Reynolds......   2000     $299,991 $171,000   56,000           --         --     $225,020(9)
President of Bell &        1999     $288,273 $104,298   15,000           --         --     $103,258(9)
Howell Information &                                    18,333(4)
Learning Company           1998(12) $185,095 $148,500   15,000      $272,344        --     $192,677(9)
-------------------------------------------------------------------------------------------------------
Todd Buchardt...........   2000     $206,308 $ 93,151   45,000           --         --     $ 22,870(10)
General Counsel                                         20,000(3)
                           1999     $196,002 $ 68,209   24,000           --    $ 42,180    $  7,676(10)
                                                         6,000(4)
                           1998(12) $141,039 $ 54,466    5,000           --         --     $ 96,622(10)
-------------------------------------------------------------------------------------------------------

(1) Consists of amounts awarded under the Company's Management Incentive Bonus Plan (the "MIB") to Messrs. Roemer, Aldworth, Johansson, Reynolds and Buchardt. The MIB provides a financial incentive for key management employees to focus their efforts on, and achieve, annual financial targets. Payments under the MIB for fiscal 2000 were made in March 2001.
(2) Amounts reflected in this column are for grants of stock options under the Company's 1995 Stock Option Plan. No Stock Appreciation Rights (SAR's) have been used by the Company.
(3) Consists of options to purchase shares of common stock of MotorcycleWorld.com, an 80%-owned business unit of the Company.
(4) Consists of options to purchase shares of common stock of bigchalk.com inc., a 38%-owned subsidiary of the Company.
(5) The Company's Long Term Incentive Program (the "LTIP") was discontinued during fiscal 2000. The Company's LTIP 2, the only active LTIP program, which encompassed fiscal years 1999-2001, was frozen. Amounts earned under LTIP 2 were based on fiscal 1999 operating performance to target. Payments for amounts earned under LTIP 2 will be made in first quarter of fiscal 2002 to active employees. The amounts reflected in the table for fiscal 1999 consist of the amounts earned under the Company's first LTIP 1 program from 1998 to 1999.
(6) For fiscal 2000, 1999 and 1998 includes $5,100, $4,800, and $4,800 respectively in contributions to the Bell & Howell Profit Sharing Retirement Plan ("PSRP"); $34,575, $30,099 and $15,320, respectively, in contributions to the Bell & Howell Replacement Benefit Plan ("RBP"); $3,214, $4,966 and $6,574,
   respectively, for imputed life insurance; and $175,173, $316,696 and $39,829, respectively, for relocation and related expenses.
(7) For fiscal 2000 includes $1,750 in contributions to the PSRP and $10,833 paid as sign-on bonus and payments for an auto allowance and other miscellaneous benefits.
(8) For fiscal 2000, 1999 and 1998 includes $10,200, $9,600 and $9,600, respectively, in contributions to the PSRP; $39,232, $34,074 and $19,645, respectively, in contributions to the RBP; $2,349, $3,494 and $4,696, respectively, for imputed life insurance; and $23,999 in auto allowance and other miscellaneous benefits.
(9) For fiscal 2000, 1999 and 1998 includes $5,100, $4,800, and $4,800, respectively, in contributions to the PSRP; $12,219, $8,346, and $4,314, respectively, in contributions to the RBP; $1,444, $4,819 and $2,393, respectively, for imputed life insurance; for fiscal 2000 includes
    $206,257 in sale of home, car allowance, and other miscellaneous benefits; for fiscal 1999 $85,293 for relocation and related expenses; for fiscal 1998 includes $31,170 for relocation and related expenses, and a $150,000 signing bonus.
(10) For fiscal 2000, 1999, and 1998 includes $5,100, $4,800, and $4,800, respectively, in contributions to the PSRP; $6,960, $2,876, and $0, respectively, in contributions to the RBP; for fiscal 2000, $22,870 in car allowance and miscellaneous benefits; for fiscal 1998, includes a $25,000 sign-on bonus and $66,822 in relocation expenses and car allowance.
(11) Reflects compensation from November 2000 when the employment of Mr. Aldworth by the Company began, through December 2000.
(12) Reflects compensation from April 1998 when the employment of Messrs. Reynolds and Buchardt by the Company began, through December 1998.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table lists information concerning the stockholders known by the Company to beneficially own more than five percent of the Company's Common Stock as of December 30, 2000.

                                                               Number of
      Name and Address of Beneficial Owner                      Shares   Percent
      ------------------------------------                     --------- -------
      Keystone, Inc. ......................................... 4,362,999  18.5%
      3100 Texas Commerce Tower
      201 Main Street
      Fort Worth, Texas 76102
      Tweedy, Browne Company LLC.............................. 3,050,516  12.9%
      350 Park Avenue
      New York, NY 10022
      John H. Scully (1)(2)................................... 1,751,095   7.4%
      William E. Oberndorf (1)(3)............................. 1,905,685   8.1%

--------
(1) Messrs. Oberndorf and Scully, through the relationships with Main Street Partners, L.P. and San Francisco Partners, L.P., may be deemed to share investment and voting control with respect to 1,464,800 shares.
(2) Includes 286,295 shares that Mr. Scully may be deemed to beneficially own as president of Phoebe Snow Foundation, a private foundation, as beneficiary of a retirement account, as general partner of Netcong Newton, an investment partnership; and through his ownership of options to purchase 8,355 shares that are currently exercisable.
(3) Includes 440,885 shares that Mr. Oberndorf may be deemed to beneficially own through his control of family trusts and through his ownership of options to purchase 8,355 shares that are currently exercisable.

           OWNERSHIP INFORMATION OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table includes all Bell & Howell stock holdings, as of March 1, 2001 of the Company's Directors, the executive officers listed in the "Summary Compensation" table above, and the directors and executive officers as a group.

                                                             Number of
      Directors and Executive Officers:                       Shares   Percent
      ---------------------------------                      --------- -------
      William E. Oberndorf (5).............................. 1,905,685   8.1%
      John H. Scully (5).................................... 1,751,095   7.4%
      David Bonderman (1)(2)................................   735,740   3.1%
      James P. Roemer (4)...................................   593,583   2.5%
      Nils A. Johansson (4).................................   498,412   2.1%
      William J. White (3)(4)...............................   375,212   1.5%
      Joseph P. Reynolds (4)................................    24,900     *
      Todd Buchardt (4).....................................    11,600     *
      Gary L. Roubos (2)....................................    10,059     *
      David G. Brown (2)....................................     8,355     *
      All directors and executive officers as a Group (10
       Persons)............................................. 5,914,641

--------
*  less than 1%.
(1) Includes 72,488 shares owned by Group Management, Inc. and 64,483 shares owned by Bonderman Family Limited Partnership.
(2) Includes 8,355 option shares granted under the Non-Employee Directors Stock Option Plan which are vested and fully exercisable.
(3) Includes 28,120 shares held in a trust of which Mr. White's spouse is the beneficial owner, and 6,090 option shares granted under the Non-Employee Directors Stock Option Plan which are vested and fully exercisable.
(4) Includes 289,802; 290,000; 481,000; 12,000; 11,600 option shares for
    Messrs. White, Johansson, Roemer, Reynolds and Buchardt, respectively, granted under the 1995 Stock Option Plan, which are vested and fully exercisable.
(5) Footnotes for Messrs. Oberndorf and Scully on page 10.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires that certain of the Company's directors, executive officers, the chief accounting officer and 10% shareholders ("Insiders") to file with the Securities & Exchange Commission
(SEC) and the New York Stock Exchange reports disclosing their beneficial ownership and any changes in ownership of the Company's common stock. Based upon review of such reports it has received and based upon written representations that no other reports were required, during the year ended December 30, 2000, the Company is not aware of any instances of noncompliance or late compliance with Section 16(a) filing requirements.

                         STOCK OPTIONS GRANTED IN 2000

                                           Percent                      Potential Realizable Value at
                               Number of     of                         Assumed Annual Rates of Stock
                               Securities   Total   Exercise   Latest   Price Appreciation for Option
                         Year  Underlying  Annual   or Base   Possible             Term(1)
                          of    Options    Options   Price   Expiration -------------------------------
                         Grant  Granted    Granted   ($/Sh)     Date       5%        10%        20%
-------------------------------------------------------------------------------------------------------
James P. Roemer......... 2000    75,000(3)   n/a(2) $ 0.1000 July 2010    n/a(2)     n/a(2)     n/a(2)
Nils A. Johansson      . 2000    75,000(3)   n/a(2) $ 0.1000 July 2010    n/a(2)     n/a(2)     n/a(2)
Joseph P. Reynolds     . 2000    56,000       10%   $19.6875  Oct 2010  $693,356  $1,757,101 $5,723,889
Alan Aldworth........... 2000    50,000        9%   $19.2500  Oct 2010  $605,311  $1,533,977 $4,997,046
Todd Buchardt........... 2000    45,000        8%   $19.6875  Oct 2010  $557,161  $1,411,956 $4,599,554
                         2000    10,000(3)   n/a(2) $ 0.1000 July 2010    n/a(2)     n/a(2)     n/a(2)

--------
(1) The table sets forth the potential realizable values of such options, upon their latest possible expiration date, at arbitrarily assumed annualized rates of stock price appreciation of five, ten and twenty percent over the term of the options. Because actual gains will depend upon, among other things, the actual dates of exercise of the options and the future performance of the Common Stock in the market, the amounts reflected in this table may not reflect the values actually realized. No gain to the named executive officers is possible without an increase in stock price, which will benefit all shareholders proportionately.
(2) This information is not applicable to this item because the options listed are for common stock of MotorcycleWorld.com, an 80% owned subsidiary of the company.
(3) Consists of options to purchase shares of common stock of MotorcycleWorld.com, an 80% owned subsidiary of the Company.

   AGGREGATED STOCK OPTION EXERCISES IN 2000 AND YEAR END STOCK OPTION VALUES

                          Shares                                       Value of Unexercised
                         Acquired            Number of Unexercised    In-the-Money Options at
                            On     Value    Options at Year-End(1)        Year-End ($)(3)
Name                     Exercise Realized Exercisable/Unexercisable Exercisable/Unexercisable
----------------------------------------------------------------------------------------------
James P. Roemer.........   None     N/A        231,000 / 350,000           $     0 / $0
                                                          75,000(2)
Nils A. Johansson.......   None     N/A        274,000 /  16,000           $27,000 / $0
                                                          75,000(2)
Joseph P. Reynolds......   None     N/A          9,000 /  77,000           $     0 / $0
Alan Aldworth...........   None     N/A              0 /  50,000           $     0 / $0
Todd Buchardt...........   None     N/A          6,800 /  67,200           $     0 / $0
                                                          20,000(2)

--------
(1) All information provided is with respect to stock options. No SARs have been issued by the Company.
(2) Represents options to purchase shares of common stock of MotorcycleWorld.com, an 80% owned subsidiary of the Company.
(3) The amounts have been determined by multiplying the aggregate number of options by the difference between $16.50 the closing price of the Common Stock on December 29, 2000 (the last trading day of fiscal 2000), and the exercise price of the options.

                          SUPPLEMENTAL RETIREMENT PLAN

   The Bell & Howell Supplemental Retirement Plan ("SRP") provides certain officers and employees with additional pension benefits upon retirement to supplement social security and the benefits provided under the Bell & Howell Profit Sharing Retirement Plan ("PSRP") and the Bell & Howell Replacement Benefit Plan ("RBP").

   The SRP provides for lifetime monthly pension payments which generally equals: (i) a percentage of the participant's average monthly compensation during the highest paid four years of the participant's last six years of employment (the actual percentage is determined by length of service, but cannot exceed 50%) less; and (ii) the sum of the monthly amounts which are attributable to the Company's contribution payable under the PSRP and RBP and as primary social security benefits. If a participant is involuntarily terminated other than "for cause" and has been a plan participant for at least five years or he voluntarily terminates his employment and has been an employee for at least ten years and a plan participant for at least five years, he will be entitled to deferred SRP payments calculated as if his termination date were his retirement date. The estimated credited years of service at the end of fiscal 2000 for each of the individuals listed in the Supplemental Retirement Plan Table below are 9 and 19 for Messrs. Roemer, Johansson respectively, and two for Messrs. Reynolds and Buchardt and 0 for Mr. Aldworth. The Company estimates that the annual SRP benefits which have accrued through the end of fiscal 2000 and would be payable upon retirement at age 60 to Messrs. Roemer, Johansson and Reynolds, would be $169,000; $217,000; and $4,000 respectively. Messrs. Buchardt and Aldworth have none accrued.

   The Company estimates that the following annual benefits would be payable upon retirement at or after age 60 (participants may elect to receive reduced benefits beginning at age 55) to persons in the following specified participation levels, compensation and year-of-service classifications (these calculations take into account amounts which are estimated to be received under the Company's PSRP and RBP and as social security benefits):

                       SUPPLEMENTAL RETIREMENT PLAN TABLE

                                                              Years of Service
                                                             -------------------
      Participation
      Level I Remuneration                                      15    20 or more
      --------------------                                   -------- ----------
      $250,000.............................................. $ 93,750  $125,000
       425,000..............................................  159,375   212,500
       600,000..............................................  225,000   300,000
       775,000..............................................  290,625   387,500
       950,000..............................................  356,250   475,000

                                                      Years of Service
                                             -----------------------------------
      Participation
      Level II Remuneration                    15      20       25    30 or more
      ---------------------                  ------- ------- -------- ----------
      150,000............................... $41,250 $52,500 $ 63,750  $ 75,000
      175,000...............................  48,125  61,250   74,375    87,500
      200,000...............................  55,000  70,000   85,000   100,000
      225,000...............................  61,875  78,750   95,625   112,500
      250,000...............................  68,750  87,500  106,250   125,000

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Messrs. Oberndorf, Bonderman, and Roubos are the members of the Compensation Committee. No member of the Compensation Committee is an officer of the Company. No member of the Compensation Committee served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

                           RELATED PARTY TRANSACTIONS

   The Company has made loans (the balance of which totaled approximately $1,180,000 at the end of fiscal 2000) to certain key employees in connection with their purchases of the Company's Common Stock. Pursuant to the terms of such loans, the shares acquired are pledged as security.

   The following individuals had loans in excess of $60,000 outstanding at the end of fiscal 2000 (all rounded to the nearest $,000): J. P. Reynolds ($238,000), T. W. Buchardt ($161,000) and D. A. Mater ($126,000). Each loan is evidenced by an installment note maturing five years from the date of the note and bearing interest at the Internal Revenue Code applicable Federal Rate. Interest and principal may be deferred until the maturity date. J.P. Reynolds had an additional loan of ($82,000) evidenced by an installment note payable in five annual installments from the date of the note and bearing interest at the Company's marginal rate of borrowing.

   In January 2000, the Company's subsidiary (bigchalk.com) raised venture capital financing of $55,000,000 which reduced the Company's ownership interest to approximately 45% ("Series A Financing"). In February 2001 bigchalk.com raised additional venture capital of approximately $43,300,000 ("Series B Financing"). Currently, the Company's ownership interest is approximately 38%. One of the venture capital firms providing such financing was Core Learning Group, LLC, who contributed $20,000,000 in the Series A Financing in exchange for approximately 13% of bigchalk.com and $7,194,000 in the Series B Financing in exchange for approximately 13% of bigchalk.com. Messrs. Oberndorf and Scully, directors of the Company, own a majority interest in Core Learning Group, LLC. In addition, Mr. Oberndorf contributed $2,500,000 for approximately 2% of bigchalk.com.

                         PERFORMANCE GRAPH: FISCAL 2000

Comparison of 56-Month Cumulative Total Return Among Bell & Howell, Composite Group and S&P 500

   The following graph compares the cumulative total return of the Company's Common Stock as compared with the S&P 500 Stock Index and the S&P Publishing Index.

                              [Graph appears here]
Date (1)    Bell & Howell     S & P 500   S & P Publishing
--------    -------------     ---------   ----------------
5/2/95             100.00        100.00             100.00
12/29/95           173.64        119.63             124.22
12/27/96           141.09        146.99             125.99
1/2/98             162.40        189.38             174.80
1/1/99             234.50        238.75             208.42
12/31/99           197.29        285.37             248.25
12/29/00           102.33        256.43             250.28
----------
(1) Data points represent activity as of market closing on the Friday prior to the Bell & Howell Saturday year-end dates shown on the graph's axis.

   The graph assumes a $100 investment made on May 2, 1995, the first trading date of the Company's Common Stock, and the reinvestment of all dividends, as follows:

                                                           Dollar Value of
                                                         $100 Investment at
                                                     ---------------------------
                                                     May 2, 1995 January 1, 2001
                                                     ----------- ---------------
      Bell & Howell.................................   $100.00       $102.33
      Composite Group...............................   $100.00       $250.28
      S&P 500.......................................   $100.00       $256.43

                             AUDIT COMMITTEE REPORT

   The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Appendix A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent accountants and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

   We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

   We have discussed with KPMG LLP, our independent accountants, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committees." SAS No. 61 requires our independent accountants to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies,
(iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

   We have received from KPMG LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" with respect to any relationships between KPMG LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. KPMG LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

   Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

   As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with accounting principles generally accepted in the United States of America. That is the responsibility of management and the Company's independent accountants. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and (ii) the report of the Company's independent accountants with respect to such financial statements.

                                          Audit Committee

                                          Gary L. Roubos (Chairman),
                                          William E. Oberndorf
                                          John H. Scully

                            INDEPENDENT ACCOUNTANTS

   The Company's certified public accountants for fiscal 2000 were KPMG LLP and that firm has been selected as the Company's accountants for fiscal 2001. Such accounting firm is expected to have a representative at the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

Audit Fees

   The aggregate fees billed by the Company's independent accountants for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 30, 2000, and (ii) review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters in fiscal 2000, were approximately $348,000.

Financial Information and Systems Design and Implementation Fees

   There were no fees billed by the Company's independent accountants for financial information systems design and implementation services.

All Other Fees

   The aggregate fees for other services that KPMG LLP rendered in 2000 were $573,500, including audit related services of $538,000 and tax services of $35,500. Audit related services include fees for pension plan and statutory audits, business acquisitions and divestitures, accounting consultations and SEC registration statements.

   The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent accountants during the Company's most recent fiscal year are compatible with maintaining the independence of such accountants.

Attendance at Annual Meeting

   A representative from KPMG will be available to respond to any appropriate questions at the Annual Meeting of Shareholders.

                         SHAREHOLDER PROPOSALS FOR 2002

   Under the rules of the Securities and Exchange Commission, shareholder proposals submitted for next year's Proxy Statement must be received by Bell & Howell no later than the close of business on December 15, 2001, to be considered. Proposals should be addressed to Todd W. Buchardt, General Counsel and Secretary at Bell & Howell Company, 300 N. Zeeb Road, Ann Arbor, Michigan, 48103. For a shareholder to bring other business before the Annual Meeting, but not have it included in the proxy statement, timely notice must be submitted in writing, delivered or mailed by first-class mail, postage prepaid, to the Secretary of the Company not less than 45 days prior to the month and day of mailing of the prior year's proxy statement. The notice must identify the proposing shareholder and his/her address and contain a description of the proposed business and such other information as would be required to determine the appropriateness of including the proposal in the proxy statement.

                               VOTING SECURITIES

   Shareholders of record at the close of business on March 16, 2001, will be eligible to vote at the meeting. The voting securities of Bell & Howell consist of its common stock, of which 23,622,129 were outstanding on March 16, 2001. Each share outstanding on the record date will be entitled to one vote.

   Individual votes of shareholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual share owner voting records is limited to the Independent Inspectors of Election (Bank Boston, c/o Boston EquiServe, L.P.) and certain employees of Bell & Howell and its agents who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

VOTE REQUIRED FOR APPROVAL

   The nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. All other matters which may presented at the meeting require the favorable vote of a majority of shares voted at the meeting for approval. Abstentions and broker non-votes will not be treated as votes cast and, therefore, will have no effect on the outcome of the matters to be voted on at the meeting.

MANNER FOR VOTING PROXIES

   The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted "for" the nominees for director named earlier in this Proxy Statement.

   Although the Board knows of no matter other than the election of directors which may be presented to the meeting, should any other matter need to be acted upon at the meeting the persons named on the proxy card will vote in accordance with their judgment.

VOTING ON THE INTERNET OR VIA TELEPHONE

   Again this year, registered holders (i.e., those stockholders who hold stock in their own names and whose shares are not held by a broker in a "street name" on their behalf, or whose shares are not held under the Bell & Howell Associate Stock Purchase Plan) will be able to vote their proxies over the Internet or by telephone. Specific Instructions for Voting on the Internet or by telephone are included on the Proxy Card.

                            SOLICITATION OF PROXIES

   Proxies may be solicited on behalf of the Board of Directors by mail, telephone, telegraph, or in person, and solicitation costs will be paid by Bell & Howell. Copies of proxy material and of the Form 10-K for 2000 will be supplied to brokers, dealers, banks, and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners. Bell & Howell will reimburse such record holders for their reasonable expenses.

                             ACCOUNTING INFORMATION

   The Company's independent auditor for both 2000 and 2001 fiscal years is KPMG LLP. A representative from KPMG will be available to respond to any appropriate questions at the Annual Meeting of Shareholders.

                                                                      APPENDIX A

                             BELL & HOWELL COMPANY

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Audit Committee Purpose

   The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.

   The Audit Committee's primary duties and responsibilities are to:

  . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

  . Monitor the independence and performance of the Company's independent auditors.

  . Provide an avenue of communication among the independent auditors, management and the Board of Directors.

   The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Responsibilities and Duties

 Review Procedures

   1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval.

   2. Review with management and the independent auditors the Company's annual audited financial results prior to filing Form 10K. Review will include discussion of significant issues regarding accounting principles, practices and judgements.

    Discuss with the independent auditors certain matters required to be communicated to the audit committee such as:

    -- The auditor's responsibility under Generally Accepted Auditing
       Standards (GAAS)

    -- Significant accounting policies

    -- Management judgements, accounting estimates and materiality standards

    -- Significant audit adjustments

    -- Other information in documents containing audited financial statements and scope/level of disclosures

    -- Disagreement with management--including accounting principles, scope of audit, disclosures

    -- Consultation with other accountants by management

    -- Major issues discussed with management prior to retention

    -- Difficulties encountered in performing the audit

   3. Review with management and the independent auditors the Company's quarterly financial results prior to filing Form 10Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

   4. In consultation with management and the independent auditors, assess the integrity of the Company's financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

 Independent Auditors

   5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors, and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

   6. Review the independent auditors audit plan--discuss scope, staffing, locations, reliance upon management and general audit approach.

   7. Approve the fees and other significant compensation to be paid to the independent auditors.

   8. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

 Other Audit Committee Responsibilities

   9. Starting in 2001, annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  10. Perform any other activities consistent with the Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

  11. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  12. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

                    Year 2001 Annual Meeting of Shareholders

                                 8:00 a.m. EST

                                  May 16, 2001

                                300 N. Zeeb Road

                              Ann Arbor, Michigan

                               CUT AT DOTTED LINE
 -------------------------------------------------------------------------------

                           ADVANCE REGISTRATION FORM

   Send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend the Annual Meeting of Shareholders on May 16, 2001.

   Attendance at the Annual Meeting is limited to Bell & Howell shareholders or their named representative. We reserve the right to limit the number of representatives who may attend the Annual Meeting.

(PLEASE PRINT)

Shareholders: __________________________________________________________________

Name: __________________________________________________________________________

Address: _______________________________________________________________________

            (Admission card will be available at the Annual Meeting)

                       YOUR PROXY CARD IS ATTACHED BELOW

                     Please read and follow the instructions
                      carefully and detach and return your
                      completed proxy card in the enclosed
                             postage-paid envelope.










                                   DETACH HERE


                                     PROXY

                             BELL & HOWELL COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF SHAREHOLDERS MAY 16, 2001


     The undersigned hereby constitutes and appoints David G. Brown and Gary L. Roubos, and each of them jointly and severally, proxies, with full power of substitution to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Bell & Howell Company (the "Company") to be held on May 16, 2001, at 300 N. Zeeb Road, Ann Arbor, Michigan.

     The undersigned acknowledges the receipt of Notice of the aforesaid Annual Meeting and Proxy Statement, each dated April 19, 2001, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies, or either of them, to vote as set forth on the reverse side.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

BELL & HOWELL
COMPANY

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398

-----------------
Vote by Telephone
-----------------

It's fast, covenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683)


--------------------------------------------------------------------------------

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

--------------------------------------------------------------------------------

Your vote is important!
Call 1-877-PRX-VOTE anytime!


----------------
Vote by Internet
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

--------------------------------------------------------------------------------

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website http://www.bellhowell.com

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

--------------------------------------------------------------------------------

Your vote is important!
Go to http://www.bellhowell.com anytime!

   Do not return your Proxy Card if you are voting by Telephone or Internet.



                                   DETACH HERE


    Please mark
[X] votes as in
    this example.


ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE SPECIFIED WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR NAMED BELOW.

1. Election of Directors.

Nominees: (01) David Bonderman,  (02) David, G. Brown, (03) Alan Aldworth,
          (04) William E. Oberndorf, (05) James P. Roerner, (06) Gary L. Roubos,
          (07) John H. Scully and (08) William J. White.

            FOR                      WITHHELD
            ALL     [_]         [_]  FROM ALL
          NOMINEES                   NOMINEES


[_] _________________________________________
     For all nominees except as noted above


2. On all other matters which may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

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